Exhibit 15
                                POWER OF ATTORNEY

     We, the undersigned directors and officers of Intramerica Life Insurance Company, a New York stock life insurance company, hereby constitute and appoint Richard G. Petitt, John R. Petrowski and Rocco Nittoli, and each of them (with power to each of them to act alone), our true and lawful attorneys-in-fact and agents, with full power to sign for us and in our names and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering the Intramerica Variable Annuity Account, which became a separate account of Intramerica Life Insurance Company on November 1, 1992, as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, hereby ratifying and confirming our signatures as they may be signed by our said attorneys-in-fact and agents, to said Registration Statements and any and all amendments thereto.

                  Witness our hands on the date set forth below.

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
Signature                               Date                   Signature             Date
----------                             -------                 ----------            ----


/s/ Richard G. Petitt                  2//99            /s/ Elizabeth H. Lally         2//99
---------------------                                     --------------------
    Richard G. Petitt                                      Elizabeth H. Lally


/s/ Mark Hornstein                     2//99            /s/ James E. Jordan            2//99
------------------                                        -------------------
Mark Hornstein                                            James E. Jordan


/s/ John R. Petrowski                   2//99           /s/ Rocco Nittoli              2//99
---------------------                                     -----------------
John R. Petrowski                                         Rocco Nittoli


/s/ Laura Ulbrandt                      2//99           /s/Barbara Lowenthal           2//99
------------------                                        --------------------
Laura Ulbrandt                                            Barbara Lowenthal

/s/ William R. Ziegler                  2//99             /s/ Louis V. Siracusano      2//99
---------------------------                               -----------------------
William R. Ziegler                                        Louis V. Siracusano

/s/ Harry H. Wise                       2//99             /s/ Timothy C. Sentner       2//99
-----------------                                         ----------------------
Harry H. Wise                                             Timothy C. Sentner

/s/ Joseph A. Orlando                   2//99
---------------------
Joseph A. Orlando

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